UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):   January 3, 2007
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                             Warrantech Corporation
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             (Exact name of registrant as specified in its charter)


            Nevada                    0-13084                  13-3178732
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 (State or Other Jurisdiction       (Commission              (IRS Employer
      of Incorporation)             File Number)            Identification No.)


   2200 Highway 121, Suite 100, Bedford, Texas                    76021
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     (Address of Principal Executive Offices)                   (Zip Code)


Registrant's telephone number, including area code: 800-544-9510
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01         Other Events

         On January 3, 2007, Warrantech Corporation issued a press release (the "Press Release"), announcing the approval by Warrantech's stockholders of the merger between Warrantech and an affiliate of H.I.G. Capital Partners III, L.P. The Press Release is attached hereto as Exhibit 99.1 and is incorporated herein.


Item 9.01         Financial Statements and Exhibits.

         C)       Exhibits.

                  The following exhibits are furnished with this report on Form 8-K:

                  99.1     Press Release dated January 3, 2007



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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       WARRANTECH CORPORATION
                                       ----------------------
                                       (Registrant)


Date:  January 3, 2007                 By: /s/ JOEL SAN ANTONIO
                                           -------------------------------------
                                           Joel San Antonio
                                           Chairman of the Board and
                                           Chief Executive Officer



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

                                  EXHIBIT INDEX

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Exhibit #                          Description                          Page #
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  99.1                   Press Release dated January 3, 2007              5
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